Schedule of Investments January 31, 2023 (Unaudited)

Jackson Square SMID-Cap Growth Fund

Description	Shares	Value
COMMON STOCKS - 96.7%
Communication Services - 12.6%
New York Times - Class A	2,103,183	$73,274,896
Vimeo *	2,626,377	11,923,751
Warner Music Group	1,038,115	37,839,292
		123,037,939
Consumer Discretionary - 9.4%
Papa John's International	422,240	37,870,706
Peloton Interactive *	1,988,618	25,712,831
Wyndham Hotels & Resorts	367,207	28,462,214
		92,045,751
Consumer Staples - 4.3%
Grocery Outlet Holding *	1,384,981	42,089,573

Financials - 8.0%
LendingClub *	2,023,212	19,604,924
LPL Financial Holdings	147,735	35,030,923
MarketAxess Holdings	65,764	23,928,232
		78,564,079
Health Care - 18.5%
Azenta *	577,208	32,265,927
Bio-Techne	525,034	41,824,208
Charles River Laboratories International *	234,360	57,008,070
Pacific Biosciences of California *	3,614,476	40,084,539
Twist Bioscience *	355,149	10,189,225
		181,371,969
Industrials - 19.5%
Graco	630,480	43,074,394
Howmet Aerospace	845,880	34,418,857
Lyft - Class A *	1,031,339	16,759,259
SiteOne Landscape Supply *	244,597	37,058,891
Westinghouse Air Brake Technologies	568,496	59,015,570
		190,326,971
Information Technology - 21.0%
Aspen Technology *	178,255	35,428,181
Coupa Software *	414,466	33,124,123
Dolby Laboratories - Class A	311,911	24,815,639
Elastic *	468,863	27,587,899
Lattice Semiconductor *	293,882	22,273,317
Okta *	231,767	17,060,369
Wix.com *	513,617	44,674,406
		204,963,934
Materials - 3.4%
FMC	251,319	33,458,098

TOTAL COMMON STOCKS
(Cost $1,079,079,670)		945,858,314

SHORT-TERM INVESTMENT - 3.3%
Money Market Deposit Account - 3.3%
U.S. Bank N.A., 2.50% (a)
Total Money Market Deposit Account	31,834,911	31,834,911
TOTAL SHORT-TERM INVESTMENT
(Cost $31,834,911)		31,834,911

Total Investments - 100.0%
(Cost $1,110,914,581)		977,693,225
Other Assets and Liabilities, Net - 0.0%		144,357
Total Net Assets - 100.0%		$977,837,582

*	Non-income producing security.
(a)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount.
The rate shown is as of January 31, 2023.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of January 31, 2023:
	Level 1	Level 2	Level 3	Total
Common Stocks	$945,858,314	$-	$-	$945,858,314
Short-Term Investment	31,834,911	-	-	31,834,911
Total Investments in Securities	$977,693,225	$-	$-	$977,693,225

Refer to the Schedule of Investments for further information on the classification of investments.